EXHIBIT 99.1


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report on Form 10-Q (the "Report") of PYR Energy Corporation (the "Company") for the fiscal quarter ended May 31, 2003, each of the undersigned D. Scott Singdahlsen, the Chief Executive Officer of the Company, and Alisa C. Moore Copeland, the Corporate Controller (Principal Financial Officer) of the Company, hereby certifies pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of the undersigned's knowledge and belief: (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: July 14, 2003




/s/  D. Scott Singdahlsen
-----------------------------
     D. Scott Singdahlsen,
     Chief Executive Officer




/s/  Alisa C. Moore Copeland
-----------------------------
     Alisa C. Moore Copeland,
     Corporate Controller
     (Principal Financial Officer)